UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 6, 2010

INNOVATIVE WIRELESS TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	0-53421	90-0535563
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

306 N. West El Norte Pkwy
Escondido, CA 92026

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 237-2001

(Registrant’s telephone number, including area code)

ITEM 1.01            Entry into a Material Definitive Agreement.

(a)	Asset Purchase Agreement

On August 6, 2010, Registrant entered into an Asset Purchase Agreement with MechTech, LLC, a California limited liability company, pursuant to which Registrant agreed to acquire eight United States Provisional Patents.  The Provisional Patents cover high technology products primarily for military use but with potential civilian applications.

The purchase price to be paid for the Provisional Patents consists of 5,530,388 newly issued shares of Registrant’s common stock which shares will represent 15% of the total number of shares outstanding after the closing of the purchase of the Provisional Patents.

There are no material relationships between Registrant and any of its principals and MechTech, LLC and any of its principals.

(b)	Exclusive Distribution and Marketing Agreement

On August 6, 2010, Registrant entered into an Exclusive Distribution and Marketing Agreement with MechTech, LLC pursuant to which MechTech will serve as the exclusive distributor for all products to be produced by Registrant.  As exclusive distributor for Registrant’s products, MechTech will be entitled to a specified percentage of all amounts received from the sale of such products.

The Exclusive Distribution Agreement will have an initial term of seven years.  Provided that MechTech has complied with the terms of the Exclusive Distribution Agreement during the initial term, MechTech will be entitled to renew the agreement for an additional seven year term.

ITEM 3.02      Unregistered Sales of Equity Securities

On August 6, 2010, Registrant entered into an Asset Purchase Agreement with MechTech, LLC, as more fully described in Item 1.01 above.  Under the Asset Purchase Agreement, Registrant will issue 5,530,388 newly issued shares of its common stock.

The shares will be issued without registration under the Securities Act of 1933 pursuant to the exemption contained in Section 4(2) as a transaction by an issuer not involving any public offering.

ITEM 9.01          Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1          Asset Purchase Agreement dated as of August 6, 2010, between Innovative Wireless Technologies, Inc. and MechTech, LLC ┼

10.2          Exclusive Distribution and Marketing Agreement dated as of August 6, between Innovative Wireless Technologies, Inc. and MechTech, LLC ┼

┼              Certain portions of this Exhibit have been omitted and have been filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Act of 1934, as amended.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange Act of 1934, the Registrant  has  duly  caused this Report to be signed on  its  behalf  by the undersigned hereunto duly authorized.

INNOVATIVE WIRELESS TECHNOLOGIES, INC.

BY:	/s/ Pavel Alpatov
PAVEL ALPATOV
PRESIDENT AND DIRECTOR

Dated: August 10, 2010

EXHIBIT INDEX

10.1          Asset Purchase Agreement dated as of August 6, 2010, between Innovative Wireless Technologies, Inc. and MechTech, LLC ┼

10.2          Exclusive Distribution and Marketing Agreement dated as of August 6, between Innovative Wireless Technologies, Inc. and MechTech, LLC ┼

┼              Certain portions of this Exhibit have been omitted and have been filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Act of 1934, as amended.